UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: 12-30-2004
Date of Earliest Event Reported: 12-30-2004

WIRELESS DATA SOLUTIONS, INC.
(Name of small business issuer as specified in its charter)

Commission File Number 333-47395

                   Utah                           93-0734888
         (State of Incorporation)  (I.R.S. Employer Identification No.)

2233 Roosevelt Rd
Suite #5
St. Cloud, MN 56301
(Address of principal executive offices)
(320)-203-7477
(Issuer's Telephone number)

Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes__ No__X__


APPLICABLE ONLY TO ISSUERS INVOLVED IN BANRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS
Not Applicable

APPLICABLE ONLY TO CORPORATE ISSUERS

Indicate the number of shares outstanding of each of the Registrant's classes of common stock, as the practicable date:

There were 15,142,434 shares of the Issuer's common stock outstanding as of September 30, 2004.



Item 5 OTHER EVENTS:

Wireless Data Solutions had previously reported to the Securities and Exchange Commission of its inability to file a 10-KSB due to insufficient funds to secure an audit for the year September 30, 2002, and September 30, 2003. This fact remains for year September 30, 2004, however, an audited report will be filed as soon as cash flow permits. In lieu of filing the annual report on Form 10-KSB, Wireless Data Solutions herewith furnishes the information required by rule 15c2-11 adopted under the Securities and Exchange Act of 1935.

Table of Contents


Part I


Item I Business Overview


Item II Business Discussion


Item III Supplementary Information


Item IV Financial Statements


Item V Management's Discussion and Analysis or plan of Operation.


Part II


Item I  Legal Proceedings


Item II Changes in Securities


Item III Defaults upon Senior Securities


Item IV  Submission of Matters to a vote of security holders


Item V  Other Information


Item VI  Exhibits on Reports on Form 8K


Item VII  Subsequent Events


Item VIII  Market Price of Common Equity











PART I

Except for the historical information contained herein, the following discussion contains forward-looking statements that involve risks and uncertainties. The Company's actual results could differ materially from those discussed here. Factors that could cause for contribute to such differences include, but are not limited to, those discussed in this section.

BUSINESS OVERVIEW

Wireless Data Solutions (the company) develops and markets digital mobile data terminals and associated software for vehicle fleet management and location in the United States, South America, Mexico, and Canada. The equipment is designed, assembled, marketed and sold by Distributed Networks, Inc. (DINET) a wholly owned subsidiary of Wireless Data Solutions

The foundation of the company's vehicle tracking and GPS location system is its adaptable, intelligent and programmable Mobile Data Terminal called "Data Mate". The MDTs are integrated with the customer's existing two-way radios, or various other wireless medium, providing valuable vehicle status information and solving a wide variety of vehicle fleet management issues. The company's intelligent MDTs contain a microprocessor and are very cost effective and affordable for those companies desiring to lower operating costs and maximize profitability through more efficient vehicle fleet accountability.

Data Mate mobile data terminals from Wireless Data Solutions relieves wireless spectrum congestion shared by voice communications by searching out an opening in the spectrum and digitally transmitting a digital wireless message of up to 244 alpha numeric characters in less than a second, thus allowing dramatic increases in vehicle status and location information to be sent back to the customer's central office. The mobile data terminals also provide stored proof dates and times during operation, silent emergency alarms, and RS232 connection to mobile printers, credit card swipes and bar code scanners.

Coupled with the company's mobile data terminals, DINET, Wireless Data Solutions wholly owned subsidiary, has designed and sold proprietary software called FleetVantage GOLD which resides on the customer's central office, Windows based, PC. The software translates the digital data received from vehicle fleets and acts as a sophisticated message handling center. FleetVantage GOLD provides specific mapping detail as the vehicle's location "real time". All data sent and received by FleetVantage GOLD is archived in the PC which can be accessed anytime for documentation purposes.

The company's mission is focused on building a high growth and profitable public corporation by manufacturing rugged and dependable wireless communications equipment and software targeting specific niche markets that have been determined to have high demand and few competitors. Dinet's goal is to provide state of the art vehicle location and status reporting products and software that exceeds expectations of our customers; and after the sale and installation, continue relationships with preeminent support and product improvements upon which we know the customers can rely.

Wireless Data Solution occupies an office in St. Cloud, Minnesota, and its wholly owned subsidiary DINET occupies office space in Oceanside, California the principal location for all design, marketing and distribution of the company's products and services. The company's transfer agent is Computer Share Investor Services, 350 Indiana St. Suite 800, Golden, Colorado.

BUSINESS DISCUSSION

The company's core business segment is the construction industry, but more specifically the ready mix/concrete delivery industry. The company has, however, sold products and software into another vertical market "For Hire Transportation". Sales to the "For Hire Transportation" market is less than 5% of total revenue for the company.

The company's financial performance in fiscal year 2004 resulted in a drop in revenue from approximately $832,000 for fiscal 2003 to $697,000 in fiscal 2004 a net decline of $132,000 or approximately 16%, due principally to a relatively flat construction building trend in the U.S.; an increase in competitive products, and; the need for DINET to develop a next generation product addressing the additional needs of the industry.

SUPPLEMENTARY INFORMATION-PROPOSED COMBINATION OF WDSO & IDA CORPORATION

As of December 10, 2004, an Agreement has been signed by the boards of Wireless Data Solutions (traded OTC:WDSO), and IDA Corporation, a privately held company in Fargo North Dakota, to combine companies. The information was first reported on Form 8K dated December 10, 2004. The final combination of the companies is contingent on WDSO shareholder approval and raising a limited amount of equity funds on or before April 30, 2005.

The Agreement caps joint discussions to make both companies stronger within the industries they serve, while increasing market share and providing a competitive advantage in the various fields of producing high technology products such as: VoIP (Voice over Internet Protocol) equipment, Digital Remote Control devices used to control two-way radio base station equipment, and Fleet Mobile Data Terminal products with GPS and proprietary software oriented toward fleet vehicle tracking and other fleet related vehicle status reporting operations. The company's Mobile Data Terminals (MDTs) report and announce vehicle information to a dispatch location or central office using real-time wireless networks, and subsequently store all vehicle activity during the course of a workday. Management reports are then available to maximize the efficiency factor in vehicle operations and productivity, therefore providing customers with a compelling competitive advantage in the area served. The final combination of the companies is contingent on WDSO shareholder approval and raising a limited amount of equity funds on or before April 30, 2005.

IDA Corp. has a long-standing, twenty-seven year reputation of designing and building electronic products and equipment for a wide variety of wireless applications used by federal government, State/Local governments, and business entities worldwide. The company just recently finished developing and is selling VoIP (Voice over Internet Protocol) products globally. IDA Corporation employs on site design engineering, and contract manufacturing, and the company has produced many finished goods to such companies as M/A-COM formally General Electric Radio System products, US Navy, Federal Express, NASA and Lockheed. IDA has also developed a Global Tracking Data Center, which captures information relating to automatic GPS tracking called "TRAKIT", which utilizes various wireless networks to transport data. The GTDC is also capable of providing information to various customers' outlets simultaneously via an Internet Based technology or Local Area Network for complete "hands on" monitoring of desired collateral equipment using the TRAKIT system. Globally, IDA Corp. is one of only a few companies providing this service.

The focus of the combined companies would be to strive to meet objectives through R & D programs directed toward fleet vehicle optimization; further developing the company's expertise in providing specialized contract engineering and manufacturing services; building its existing customer base by providing an efficient and easy to use Global Tracking Data Center, which tracks and monitors vehicles nationwide; and, making choices to develop new products and programs designed to build value for its shareholders over the long term.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Robert Chase

Since 2000, Mr. Chase has served as President of DINET, board member and is currently pro tempore President of Wireless Data Solutions. Mr. Chase has over 25 years of experience in the wireless industry, and has served as business development consultant to a number of high technology industries. His clients included Cubic Defense Systems, Qualcomm, Inc., SAIC, SpaceCom Systems, ADC Telecommunications, Teledyne Ryan Electronics and Pacific Communications Sciences, Inc. He has been instrumental in formulating early plans for companies engaged in wireless data and personally managed early sales and distribution for high tech start ups. He has also assisted companies exit chapter 11 reorganization status. Mr. Chase has worked for Motorola, General Electric and PacTel and was inducted into General Electric's Winners Circle. Mr. Chase attended Oregon State University ('71).

Patrick Makovec, Chairman

Mr. Makovec is currently the Chairman and CEO of Wireless Data Solutions and has been a board member since 1987. Mr. Makovec found and completed the M & A with Distributed Networks, Inc. (DINET). Mr. Makovec has been instrumental in the strategic planning process of Wireless Data Solutions and DINET by providing direction for capital funding and providing direction and counsel for completing an M & A. Mr. Makovec was President of Tel Corp a leasing company in Minnesota and holds a MS degree in Business from the University of Wisconsin, Madison. Mr. Makovec holds 8% of the stock in Wireless Data Solutions.






































WIRELESS DATA SOLUTIONS, INC. AND SUBSIDIARY
Consolidated Financial Statements
For the years ended
September 30, 2003 and September 30, 2004
(UNAUDITED)





















ITEM IV

                  WIRELESS DATA SOLUTIONS, INC. AND SUBSIDIARY
                           Consolidated Balance Sheet
                                September 30, 2004

                                    Assets             9/30/04     9/30/03
                                                      (Unaudited)   (Unaudited)
Current Assets
      Cash and Cash Equivalents                          $6,007     $23,394
      Trade Accounts receivable, net of
      Estimated Allowance for doubtful
      Accounts of $54,053 and $54,053 respectively       71,306      20,302
      Inventory                                          64,442      71,101
      Prepaid Expenses                                      286       2,708
                                                      ---------   ---------
              Total Current Assets                     $142,041    $117,505
                                                      ---------   ---------
Property and Equipment
      Office Fixtures and Equipment                      72,049      72,049
      Leasehold Improvements                               -           -
                                                      ---------   ---------
                                                         72,049      72,049

      Less:  Accumulated Depreciation                    69,138      65,617
                                                      ---------   ---------
             Net Property and Equipment                   2,911       6,432
                                                      ---------   ---------
Other Assets

      Security Deposits                                   4,977       5,074
                                                      ---------   ---------

              Total Assets                             $149,929    $129,011
                                                      =========   =========

              Liabilities and Stockholder's Equity (Deficiency)
Current Liabilities:
   Note Payable to Stockholder                          $50,000     $50,000
   Accounts Payable and Accrued Expenses                 88,053      96,046
   Other Current Liabilities                             34,839      34,839
                                                      ---------   ---------
              Total Current Liabilities                 172,892     180,885

Other Liabilities:
Due to officers                                          47,847      32,169
                                                      ---------   ---------
                 Total Liabilities                      220,739     213,054
                                                      ---------   ---------
Minority Interests in consolidated subsidiaries          20,000      20,000
                                                      ---------   ---------
Commitment and Contingencies
Stockholders Equity
   Preferred Stock, $.002 par value; 3,000,000 shares
   Authorized; no shares issued or outstanding              -           -
   Common Stock, $.001 par value; 25,000,000 shares
   Authorized; 15,142,434 issued                          15,142      15,142
   Common Stock to be issued                             410,126     410,126
   Additional Paid in Capital                          2,373,962   2,373,962
   Accumulated Deficit                                (2,890,040) (2,903,273)
                                                      ----------   ---------
         Total Stockholder's Deficiency                  (90,810)   (104,043)
                                                      ----------  ----------
   Total Liabilities and Stockholder Deficiency         $149,929    $129,011
                                                      ==========  ==========

                 WIRELESS DATA SOLUTIONS, INC. AND SUBSIDIARY
                   Consolidated Statements of Operations
                   For the Year Ended September 30, 2004

                                                      9/30/04      9/30/03
                                                      (Unaudited)    (Unaudited)
Revenue
   Net Product Sales                                   $611,400    $746,015
   Repairs and Maintenance                               43,885      45,252
   Engineering Services                                  36,350      41,630
                                                     ----------   ---------
                         Total Revenue                 $691,635    $832,897

Cost of Sales                                          $266,550    $305,527
                                                     ----------   ---------
Gross Profit                                            425,085     527,370

Operating Expenses                                      412,238     578,341
                                                     ----------   ---------
Operating Income (loss)                                  12,847     (50,971)
                                                     ----------   ---------
Other Income(Expense):
      Miscellaneous Income                                5,550         200
      Dividend Income                                         4        -
      Interest Expense                                   (5,171)      5,178
      Interest Income                                         3          21
                                                     ----------   ---------
Total Other Income (Expense)                                386       5,399
Provision For Income Tax                                   -           -
                                                     ----------   ---------

Net Gain or Loss                                        $13,233    $(55,928)
                                                     ==========   =========
Basic and diluted earnings(loss)
                per common share                          $.001      $(.004)
                                                     ----------   ---------
Weighted Average Common Shares Outstanding           15,142,434  15,142,434
                                                     ==========  ==========

               WIRELESS DATA SOLUTIONS, INC.  AND SUBSIDIARIES
                    Consolidated Statements of Cash Flows
               For the Year Ended September 30, 2004 and 2003

                                                        2004         2003
                                                     (Unaudited)     (Unaudited)
Cash Provided by (used in)

Operating Activities:
           Net Income (loss)                             13,233     (55,927)
Adjustments to reconcile net loss to net cash
   Provided by (used in) operating activities:
   Depreciation                                           3,522      12,809
   Issuance of common stock for services                   -           -
(Increase)Decrease in Assets:
   Security Deposits                                         95        (562)
   Accounts Receivable                                  (51,004)     75,811
   Inventory                                              6,659       8,516
   Prepaid expenses and other assets                      2,422      (2,708)
Increase (decrease) in liabilities:
   Accounts Payable and Accrued Expenses                 (7,993)    (103,586)
   Due to Officers                                       15,678       12,797
   Advances from Customers                                 -           -
   Other Current liabilities                               -           -
   Net Cash provided by (used in)                     ---------   ---------
    Operating activities:                               (17,388)     (51,726)
                                                      ---------   ---------
Cash Flows from Financing Activities:
   Advance to Officers                                     -           -
                                                      ---------   ---------
      Net Cash provided by financing activities            -           -
                                                      ---------   ---------
   Net increase (decrease) in
            Cash and Cash Equivalents                   (17,388)    (51,727)

Cash and Cash equivalents, beginning of period           23,395      75,121
                                                      ---------   ---------
   Cash and Cash equivalents, end of period              $6,007     $23,395
                                                      =========   =========
Supplemental Information:
   Cash Paid for Income Taxes                                          $800
                                                                  ---------


                                          WIRELESS DATA SOLUTIONS
                       Consolidated Statement of Changes in Stockholders Equity
                                 For the Year Ended September 30, 2004
                                                Common Stock
                                                ------------
                          Number               Additional               Common
                          Of                   Paid-In     Accumulated  Stock To
                          Shares      Amount   Capital     Deficit      be Issued  Total
                          ------------------------------------------------------------------
Balance Sept 30, 2002
   (Unaudited)            15,142,434 $15,142  $2,373,962  ($2,847,345) $410,126   $(48,115)
Net Loss 9/30/03                                              (55,927)             (55,927)
Balance Sept 30, 2003     -----------------------------------------------------------------
   (Unaudited)            15,142,434 $15,142  $2,373,962  ($2,903,272) $410,126  ($104,042)
Net Profit 09/30/04                                            13,233               13,233
Balance Sept 30, 2004     -----------------------------------------------------------------
   (Unaudited)            15,142,434 $15,142  $2,373,962  ($2,890,039) $410,126   ($90,809)
                          =================================================================
         \

Item V

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULT OF OPERATIONS

Liquidity and Capital Resources

The company's current assets totaled approximately $142,000 compared to $117,000 one year ago. Total current liabilities totaled approximately $173,000 compared to $181,000 in the prior year. Cash was down approximately 15,000 over the previous year. Accounts receivable were up at year end because of September sales while inventory was down slightly reflecting the reduced total sales in 2004. The company fully realizes that its long-term viability rests on increasing sales substantially, which need to be accomplished through either the merger/acquisition strategy, or some type of equity funding.

Revenues declined by approximately $132,000 compared to fiscal year 2003. 2004 profits totaled approximately $13,000 compared to $56,000 loss one year ago. Vigorous cost cutting was a highly significant factor in posting a profit in 2004. The general economic conditions along with the need for advanced technology were viewed as the major factors in the sales decline.

Part II


Item I  Legal Proceedings
            None

Item II Changes in Securities
            None

Item III Defaults upon Senior Securities
            None

Item IV  Submission of Matters to a vote of security holders
            None

Item V  Other Information
            None

Item VI  Exhibits on Reports on Form 8K
An 8K was filed on Dec 10, 2004, which reported on the proposed combination of WDS & IDA. The information is provided under the heading Supplementary Information in
Part I.

Item VII  Subsequent Events
            Subsequent to 9/30/04, on Dec 10, 2004, an agreement was reached with IDA which proposed combining IDA with WDS.
The details are provided under the heading Supplementary
Information in Part I.


Item VIII  Market Price of Common Equity

Quarter Ending		High Bid		Low Bid

12/30/02                1/32              1/32

3/31/03                 1/40              1/40

6/26/03                 1/40              1/40

9/30/03                 1/50              1/50

12/31/03                1/8               1/16

3/31/04                 1/16              1/16

6/30/04                 1/16              1/16

9/30/04                 1/32              1/32




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 30, 2004 WIRELESS DATA SOLUTIONS, INC.

/s/ Patrick Makovec

							    Patrick Makovec
							    Chairman of the Board